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                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

Helmerich & Payne, Inc.

Subsidiaries of Helmerich & Payne, Inc.
         Helmerich & Payne International Drilling Co. (Incorporated in
                  Delaware)

         Subsidiaries of Helmerich & Payne International Drilling Co.
                  Helmerich & Payne (Africa) Drilling Co. (Incorporated
                           in Cayman Islands, British West Indies)
                  Helmerich & Payne (Colombia) Drilling Co. (Incorporated
                           in Oklahoma)
                  Helmerich & Payne (Gabon) Drilling Co. (Incorporated in
                           Cayman Islands, British West Indies)
                  Helmerich & Payne (Argentina) Drilling Co. (Incorporated
                           in Oklahoma)
                  Helmerich & Payne (Boulder) Drilling Co. (Incorporated in
                           Oklahoma)
                  Helmerich & Payne (Peru) Drilling Co., Sucursal del Peru,
                           Lima (Lima Branch - Incorporated in Peru)
                  Helmerich & Payne (Peru) Drilling Co., Sucursal del Peru
                           (Iquitos Branch - Incorporated in Peru)
                  Helmerich & Payne (Australia) Drilling Co. (Incorporated
                           in Oklahoma)
                  Helmerich & Payne del Ecuador, Inc. (Incorporated in
                           Oklahoma)
                  Helmerich & Payne de Venezuela, C.A. (Incorporated in
                           Venezuela)
                  Helmerich & Payne Rasco, Inc. (Incorporated in Oklahoma)
                  H&P Finco (Incorporated in Cayman Islands, British
                           West Indies)
                  H&P Invest Ltd. (Incorporated in Cayman Islands), British
                           West Indies, doing business as H&P (Yemen) Drilling
                           Co.

                           Subsidiary of H&P Invest Ltd.
                                    Turrum Pty. Ltd. (Incorporated in Papua,
                                    New Guinea)

                  The Space Center, Inc. (Incorporated in Oklahoma)
                  Helmerich & Payne Properties, Inc. (Incorporated in Oklahoma) Utica Square Shopping Center, Inc. (Incorporated in Oklahoma)

                           Subsidiaries of Utica Square Shopping Center, Inc.
                                    Fishercorp, Inc. (Incorporated in Oklahoma)